(File Nos. 333-61525 and 811-08943)

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
      [ ] Preliminary Proxy Statement
      [ ] Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
      [X] Definitive Proxy Statement
      [ ] Definitive Additional Materials
      [ ] Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                     LEGG MASON LIGHT STREET TRUST, INC.
               (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required
      [ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(4)
            and 0-11

            1) Title of each class of securities to which transaction applies:

                  ---------------------------------

            2)    Aggregate number of securities to which transaction applies:

                  ---------------------------------

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  ---------------------------------

            4)    Proposed maximum aggregate value of transaction:

            5)    Total fee paid:

                  ---------------------------------

      [ ]   Fee paid previously with preliminary materials.
      [ ]   Check  box  if  any  part  of the  fee  is  offset  as  provided  by
            Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)    Amount Previously Paid:

                  --------------------------------

            2)    Form, Schedule or Registration Statement No.:

                  --------------------------------

            3)    Filing Party:

                  --------------------------------

            4)    Date Filed:

                  --------------------------------

                                September 5, 2000

Dear Shareholder:

      Enclosed is a proxy statement asking you to vote in favor of a Plan of Liquidation for Legg Mason Market Neutral Trust ("Fund"), a series of Legg Mason Light Street Trust, Inc.

      As discussed in the proxy statement, the Board of Directors is proposing to liquidate the Fund. Since the Fund commenced operations, it has been slow to attract assets, and it has not performed in a manner that is likely to attract additional assets. Moreover, the Fund has incurred higher expenses than most other mutual funds, and the Fund's small asset base has prevented it from achieving economies of scale. As described in the proxy statement, the Board concluded that it would be in the best interests of the Fund's shareholders to liquidate the Fund.

      Since the Board decision was announced, the Fund has experienced heavy net redemptions of its shares. Due to the need for cash to meet such redemptions and the Fund's already small asset base, it became difficult to manage the Fund in accordance with its investment objective and policies. As a result, Fund management converted the Fund's entire portfolio to cash or cash equivalents for temporary defensive purposes. Therefore, the Fund will not meet its investment objective and its returns will be limited to the returns typical of money market funds.

      A special meeting of Fund shareholders is being held on September 29, 2000 to consider the proposed liquidation. If you owned Fund shares at the close of business on August 25, 2000, you are entitled to vote at the meeting. THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THIS PROPOSAL.

      Your vote is important. Please take a moment now to sign and return your proxy card in the enclosed postage-paid envelope or fax it to us at (410) 454-3130. If you have additional questions regarding the proposal, please contact your Financial Advisor or Legg Mason Funds Investor Services at 1-800-822-5544.

                                Very truly yours,

                                LEGG MASON LIGHT STREET TRUST, INC.



                                /s/ Edward A. Taber, III
                                ------------------------
                                Edward A. Taber, III
                                President

                         LEGG MASON MARKET NEUTRAL TRUST
                (A SERIES OF LEGG MASON LIGHT STREET TRUST, INC.)

                             ----------------------

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 29, 2000

                             ----------------------


TO THE SHAREHOLDERS:

         A special meeting of shareholders of Legg Mason Market Neutral Trust ("Fund"), a series of Legg Mason Light Street Trust, Inc. ("Corporation"), will be held on September 29, 2000 at 10:00 a.m., Eastern time, at 100 Light Street, 28th Floor (Oriole Room), Baltimore, Maryland 21202, for the following purposes:

                  (1)      To consider and vote on a Plan of Liquidation for the
         Fund  and   related  amendments   to  the   Corporation's  Articles  of
         Incorporation; and

                  (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

         You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on August 25, 2000. If you attend the meeting, you may vote your shares in person. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                             By order of the Board of Directors,

                                             PATRICIA A. MAXEY
                                             SECRETARY


September 5, 2000
100 Light Street
Baltimore, Maryland 21202

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.

         PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. If YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PLAN OF LIQUIDATION AND THE RELATED AMENDMENTS TO THE CORPORATION'S ARTICLES OF INCORPORATION AND "FOR" OR "AGAINST" ANY OTHER BUSINESS WHICH MAY PROPERLY ARISE AT THE MEETING, IN THE PROXIES' DISCRETION. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense of validating your vote if you fail to sign your proxy card properly.

         1.       INDIVIDUAL ACCOUNTS:   Sign your name exactly as it appears on
the proxy card.

         2.       JOINT  ACCOUNTS:   Either party may sign,  but the name of the
party signing  should conform  exactly to the name shown on the proxy card.

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the account. For example:


                         ACCOUNT NAME                     VALID SIGNATURE
                         ------------                     ---------------
     Corporate Accounts
         (1) ABC Corp...................................     ABC Corp.
                                                             John Doe, Treasurer
         (2) ABC Corp...................................     John Doe, Treasurer
         (3) ABC Corp. c/o John Doe, Treasurer..........     John Doe
         (4) ABC Corp. Profit Sharing Plan..............     John Doe, Trustee

     Partnership Accounts
         (1) The XYZ Partnership........................     Jane B. Smith, Partner
         (2) Smith and Jones, Limited Partnership.......     Jane B. Smith, General Partner

     Trust Accounts
         (1) ABC Trust Account..........................     Jane B. Doe, Trustee
         (2) Jane B. Doe, Trustee u/t/d 12/18/78........     Jane B. Doe

     Custodial or Estate Accounts
         (1) John B. Smith, Cust. f/b/o John B.
             Smith, Jr. UGMA/UTMA.......................     John B. Smith
         (2) Estate of John B. Smith....................     John B. Smith, Jr., Executor



                         LEGG MASON MARKET NEUTRAL TRUST
                (A SERIES OF LEGG MASON LIGHT STREET TRUST, INC.)
                                100 LIGHT STREET
                            BALTIMORE, MARYLAND 21202

                               -------------------

                                 PROXY STATEMENT

        SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 29, 2000

                               -------------------


         This  statement is furnished to the  shareholders  of Legg Mason Market
Neutral Trust ("Fund"), a series of Legg Mason Light Street Trust, Inc. ("Corporation"), in connection with the Board of Directors' solicitation of proxies to be used at the special meeting of the shareholders of the Fund to be held on September 29, 2000 at 10:00 a.m., Eastern time, at 100 Light Street, 28th Floor (Oriole Room), Baltimore, Maryland 21202, or any adjournment or adjournments thereof ("Meeting"). This proxy statement and the related proxy card will first be mailed to shareholders on or about September 5, 2000.

         The close of business on August 25, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting ("Record Date"). On that date, the Fund had 140,096 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote at the Meeting, and fractional shares are entitled to proportionate fractions of one vote. The proposal to adopt a Plan of Liquidation for the Fund and the related amendments to the Corporation's Articles of Incorporation must be approved by the affirmative vote of a simple majority of the Fund's outstanding shares.

         As of the Record Date, the directors and officers of the Fund did not own any of the Fund's outstanding shares. Except as set forth below, as of the Record Date, the Fund does not know of any person who owns beneficially 5% or more of the Fund's outstanding shares:

                                       NUMBER OF SHARES       PERCENT BENEFICIAL
                                       ----------------       ------------------
   SHAREHOLDER'S NAME/ADDRESS                OWNED                 OWNERSHIP
   --------------------------                -----                 ---------

Legg Mason, Inc.                          64,711.513*                 46%*

100 Light Street
Baltimore, Maryland 21202

Daniel J. Decola, Sr.**                    9,610.924                 6.9%


*Includes ownership of Fund shares by affiliates of Legg Mason, Inc. **Daniel J. Decola, Sr. may be contacted c/o Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202.

         In an effort to help the Fund maintain its investment program in the face of persistent shareholder redemptions, Legg Mason, Inc. decided to make a substantial purchase of Fund shares to provide an additional asset base. Accordingly, Legg Mason, Inc. purchased Fund shares at net asset value on August 11, 2000, August 21, 2000, and August 22, 2000. Under the Investment Company Act of 1940, as amended ("1940 Act"), the beneficial owner of more than 25% of the voting securities of a mutual fund is presumed to control that fund. Under this definition, Legg Mason, Inc. now controls the Fund. Because Legg Mason, Inc. and its affiliates intend to vote their shares in favor of the Plan of Liquidation for the Fund and the related amendments to the Corporation's Articles of Incorporation, the affirmative vote of only a minority of the Fund's other shares will be needed to approve the proposal.

         One-third of the shares outstanding on the Record Date, represented in person or by proxy, must be present for the transaction of business at the Meeting. In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote "FOR" any such proposal in favor of such an adjournment, and will vote those proxies required to be voted "AGAINST" any such proposal against such adjournment.

         Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal. Accordingly, abstentions and broker non-votes effectively will have no effect on the proposal to adjourn the Meeting because an adjournment must be approved only by a majority of the votes cast at the Meeting, but effectively will be a vote against a Plan of Liquidation for the Fund and the related amendments to the Corporation's Articles of Incorporation because this proposal must be approved by a simple majority of the Fund's outstanding shares.

         The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions (and your shares are not held in street name), your shares will be voted "FOR" the Plan of Liquidation for the Fund and the related amendments to the Corporation's Articles of Incorporation and "FOR" or "AGAINST" any other business which may properly arise at the meeting, in the proxies' discretion. You may revoke any proxy by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

         The solicitation of proxies, the cost of which will be borne by Legg Mason Fund Adviser, Inc. ("LMFA"), will be made primarily by mail but also may include telephone or oral communications by regular employees of Legg Mason Wood Walker, Incorporated ("Legg Mason") or LMFA. The Fund may also use Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist in the solicitation of proxies. If the Fund uses SCC, it estimates that SCC will be paid fees and expenses of approximately $6,000 in connection with the solicitation.

         Copies of the Fund's most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. SHAREHOLDERS MAY REQUEST FREE COPIES OF THESE REPORTS BY WRITING LEGG MASON AT 100 LIGHT STREET, BALTIMORE, MARYLAND 21202 OR BY CALLING TOLL-FREE (800) 822-5544.

         LMFA serves as the Fund's manager. Batterymarch Financial Management, Inc. ("Batterymarch") serves as the Fund's investment adviser. Legg Mason serves as the Fund's distributor. LMFA, Batterymarch, and Legg Mason are all wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company. The principal business address of LMFA, Legg Mason, and Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202. The principal business address of Batterymarch is 200 Clarendon Street, Boston, Massachusetts 02116.


                PROPOSAL---APPROVAL OF A PLAN OF LIQUIDATION FOR
                     THE FUND AND RELATED AMENDMENTS TO THE
                     CORPORATION'S ARTICLES OF INCORPORATION

         The Corporation's Board of Directors, including the Directors who are not "interested persons" of the Corporation, as defined by the 1940 Act, has approved, and recommends that the shareholders of the Fund approve, a Plan of Liquidation for the Fund and the related amendments to the Corporation's Articles of Incorporation.

BACKGROUND

         The Fund commenced operations on February 16, 1999. Its investment objective has been to seek long-term capital appreciation while minimizing exposure to general U.S. equity market volatility. The Fund has been slow to attract assets, and it has not performed in a manner that is likely to attract additional assets. As of August 25, 2000, the Fund's net assets were approximately $1,206,229. The Fund has two authorized classes of shares: Primary Class and Navigator Class. No shares of the Fund's Navigator Class have been sold. The Fund's expenses are higher than those of most other mutual funds due to its very small size and its particular investment mandate. Because the Fund's fixed expenses are borne by such a small asset base, the Fund's expenses per share are significantly higher than in larger funds.

         The Fund's investment mandate has contributed to the Fund's high expense ratio. In order to achieve its investment objective, the Fund's investment adviser, Batterymarch, is committed to purchasing equity securities that it believes are undervalued, selling short equity securities that it believes to be overvalued, and coordinating the establishment of long and short positions in an effort to keep the portfolio neutral to general U.S. equity market volatility. Maintaining the Fund's neutrality requires that for every desired securities transaction, Batterymarch must also research and evaluate an opposing transaction to keep the portfolio's balance of long and short positions. Such double effort, as well as the increased transaction costs of effecting this strategy, contributes to the Fund's comparatively high expenses. These relatively high expenses have persisted despite the fact that LMFA has waived all of its advisory fees since the Fund's inception.

         For the most recent fiscal year, the Fund's operating expenses were:

Market Neutral Trust--Primary Class Shares

    Ratio of Net Expenses to Average    Ratio of Expenses to Average Net
    Net Assets After Reimbursement or   Assets Before Reimbursement or
    Waiver                              Waiver

                 3.00%                                6.70%*


* The Fund's expense ratio for the current fiscal year is expected to be higher than the Fund's ratio for the previous year.

         The Fund has not been able to sell a sufficient number of shares to lower its operating expense ratio by spreading expenses over a larger asset base and, consequently, has had to rely on LMFA's contractual commitment to limit the Fund's expenses. This contractual expense limitation terminates on February 28, 2001. In the event that the Proposal is not approved, LMFA has indicated to the Board that it may not be willing to continue to waive fees and bear expenses of the Fund to maintain the Fund's expenses at current levels beyond February 28, 2001. If the Fund has not grown substantially by that time, expenses borne by investors could increase significantly from current levels.

         At a meeting held on August 9 and 10, 2000, the Board reviewed a number of factors in consideration of the proposal to liquidate the Fund, including the Fund's performance history, the amount of the Fund's net assets, the Fund's expense ratio (with and without the waiver and reimbursement of expenses by LMFA), and the likelihood that additional sales of the Fund's shares could enable it to attain an asset level that would sustain an acceptable expense ratio. The Board also reviewed the expenses that had been assumed by LMFA during the life of the Fund, the efforts and expenses of Legg Mason to distribute shares of the Fund, and the effect of the operating expenses on the historic and anticipated returns of shareholders. The Board considered that LMFA had not been able to collect or retain any significant advisory or administrative fees during the life of the Fund, that there appears to be little prospect that this will change in the near future, and that LMFA may be unwilling to subsidize the operation of the Fund indefinitely.

         The Board determined that an increase in Fund expenses attributable to the likely discontinuance or reduction of the fee waiver and reimbursement of Fund expenses in the future would adversely affect the Fund's performance. Moreover, the availability of larger funds (unaffiliated with LMFA) with similar objectives that are better able to operate on an efficient basis and, therefore, provide higher returns to shareholders, makes it unlikely that the Fund could realize significant increases in asset size and achieve economies of scale. The Board concluded, therefore, that it would be in the interest of the Fund's shareholders to liquidate the Fund promptly in accordance with a Plan of Liquidation.

         LMFA and the Board have regularly reviewed developments and considered alternatives regarding the Fund, including whether a merger with or transfer of assets to another fund would be possible, and if such alternatives would produce desirable results for shareholders. After reviewing current market conditions, the relatively small size of the Fund, the costs and tax effects of liquidation, and the absence of appropriate merger candidates in the Legg Mason complex, LMFA recommended and the Board agreed that liquidating the Fund is preferable to effectuating a merger or transfer of assets.

         Despite the efforts of Legg Mason, Inc. to stabilize the Fund through purchases of its shares, subsequent to the public announcement of the Board's decision to liquidate the Fund, the Fund experienced heavy net redemptions. Due to the need for cash to meet such redemptions and the Fund's already small asset base, it became very difficult to manage the Fund in accordance with its investment objective and policies. Fund management anticipated that this pattern of substantial redemptions of Fund shares would continue up to the date of the Meeting and, thus, converted the Fund's entire portfolio to cash or cash equivalents for temporary defensive purposes. As a result of this conversion, the Fund will no longer follow its stated investment objective and policies and its returns will be limited to the returns typical of money funds.

PLAN OF LIQUIDATION

         The Board has approved a Plan of Liquidation for the Fund (the "Plan"), which is set forth in Exhibit A to this proxy statement and summarized below.

         The Plan will become effective on the date of its adoption and approval by the affirmative vote of a simple majority of all outstanding shares of the Fund at the Meeting (the "Effective Date"). Following this approval, the Fund will sell any remaining portfolio securities (if any) in order to convert the Fund's assets to cash. The Fund will then make a cash distribution to each shareholder based on the shareholder's proportionate share of the Fund's net assets, after payment to (or reservation of assets for the payment to) all creditors of the Fund, in redemption and cancellation of the outstanding shares of the Fund. This distribution will be made as soon as possible after the Effective Date of the Plan, but in any event within thirty days thereafter. All shareholders of the Fund will receive information concerning the sources of the liquidating distribution (I.E., the portions that represent net income, capital gains, and return of capital). (See Section 6 of the Plan.)

         The date on which the Fund makes the liquidating distribution of its assets to shareholders and redeems and cancels its outstanding shares will be known as its "Liquidation Date." As of the "close of business" (I.E., the close of regular trading on the New York Stock Exchange) on the Liquidation Date, the

Fund will cease its business as an investment company and will not engage in any business activities except for the purposes of winding up its business and affairs. (See Section 2 of the Plan).

         The proportionate interest of each shareholder in the assets of the Fund shall be fixed on the basis of that shareholder's respective holdings as of the close of business on the Liquidation Date. On such date the books of the Fund will be closed. (See Section 3 of the Plan.)

         LMFA will bear all expenses incurred in connection with carrying out the Plan that the Fund normally would not incur if it were to continue in business, including legal and auditing expenses and printing, mailing, solicitation and miscellaneous expenses arising from the liquidation. Normal operating expenses of the Fund will be borne by the Fund to the same extent such expenses would have been incurred absent a liquidation. Any expenses and liabilities attributed to the Fund subsequent to the mailing of the liquidating distribution, and not reserved for, will be borne by LMFA. (See Section 7 of the Plan.)

         Under the Plan, the outstanding shares of the Fund will be cancelled, as more fully described below. The Corporation's Articles of Incorporation will be amended to reflect such cancellation. The Plan provides that the Board shall have the authority to authorize such variations from or amendments to the provisions of the Plan as may be necessary or appropriate to marshal the assets of the Fund and to effect the complete liquidation and termination of the existence of the Fund and the purposes to be accomplished by the Plan. The Board has the power to abandon the Plan and/or the related Articles of Amendment if doing so would be in the best interest of Fund shareholders. (See Sections 8-9 of the Plan.)

         Prior to the Liquidation Date, shareholders may redeem their Fund shares or exchange them for Primary Class shares of another series of the Corporation or another Legg Mason fund in accordance with the procedures set forth in the current prospectus (and any retirement plan, trust agreement or custodial account agreement ("Plan Agreement") under which you hold your shares) without waiting for the Fund to take any action respecting its liquidation.

         In the case of a shareholder that is a retirement plan, the determination of whether to redeem or exchange Fund shares held by the plan prior to the Fund's liquidation and/or how liquidating cash distributions are to be reinvested must be communicated by the plan participants to the appropriate plan fiduciary in accordance with the terms of the Plan Agreement. RETIREMENT PLAN PARTICIPANTS ARE URGED TO PROVIDE ALTERNATIVE ALLOCATION INSTRUCTIONS WITH RESPECT TO ASSETS INVESTED IN THE FUND. Those retirement plan participants who do not provide instructions prior to the Liquidation Date will have their proceeds distributed to their plan's trustee or custodian, which may be obligated to reinvest the proceeds of the distribution in accordance with any procedures outlined in their Plan Agreement. For certain retirement plan arrangements, participants must provide their plan fiduciary with explicit instructions on how to reinvest distributions. You should refer to your Plan Agreement, where applicable, for information on the reinvestment of distributions.

ARTICLES OF AMENDMENT

         In connection with the Plan, and as described therein, the Corporation's Articles of Incorporation are advised by the Board and proposed to be amended, as set forth in the Articles of Amendment, as follows: (1) each unissued share of the Fund would be reclassified as, and would become, one unissued, unclassified share of capital stock of the Corporation; (2) each issued and outstanding share of the Fund would be cancelled and would be reclassified as one unissued, unclassifed share of capital stock of the Corporation; and (3) the provisions of the Articles of Incorporation designating and classifying shares of stock of the Corporation into shares of the Fund and setting forth the attributes of such shares, would be deleted. A vote in favor of the Proposal will constitute a vote in favor of the proposed amendments to the Corporation's Articles of Incorporation as well as the Plan of Liquidation.

FEDERAL INCOME TAX CONSEQUENCES

         The following summary provides general information regarding the federal income tax consequences to the Fund resulting from its liquidation and to its shareholders on their receipt of liquidating distributions from the Fund. This summary generally applies to shareholders who are individual U.S. citizens (other than dealers in securities) and does not address the particular federal income tax consequences that may apply to shareholders that are, for example, corporations, trusts, estates, tax-exempt organizations, or nonresident aliens; nor does this summary address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently, depending on their particular tax situations unrelated to the receipt of liquidating distributions, and, accordingly, this summary is not a substitute for careful tax planning. SHAREHOLDERS MAY WISH TO CONSULT THEIR PERSONAL TAX ADVISERS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF RECEIVING LIQUIDATING DISTRIBUTIONS AS DISCUSSED HEREIN, INCLUDING ANY STATE AND LOCAL TAX CONSEQUENCES.

         As discussed above, if the Plan is approved by its shareholders, the Fund will sell its assets and distribute the proceeds to its shareholders. The Fund anticipates that it will retain its qualification for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"), during the liquidation period and thus will not be taxed on any of the net gain realized from the sale of its assets.

         RETIREMENT PLAN PARTICIPANTS AND IRA ACCOUNTHOLDERS. Normally, a shareholder's receipt of a liquidating distribution would constitute a taxable event, as described more fully in the following paragraph; however, net income and gains of retirement plans, such as plans that satisfy the requirements of section 401(a) or section 403(b)(7) of the Code ("Retirement Plans"), and net income and gains of individual retirement accounts ("IRAs"), generally are exempt from federal income tax until they are distributed to Retirement Plan participants or IRA accountholders, respectively. Liquidating distributions made in redemption and cancellation of Fund shares held by any Retirement Plan or IRA thus will not be taxable for federal income tax purposes as long as the proceeds thereof continue to be held in the Retirement Plan or IRA by its trustee or custodian. THESE PROCEEDS WOULD BE TAXABLE IMMEDIATELY, HOWEVER, TO THE EXTENT THEY ARE DISTRIBUTED FROM A RETIREMENT PLAN TO A PARTICIPANT, OR FROM AN IRA TO ITS ACCOUNTHOLDER, UNLESS THE PARTICIPANT OR ACCOUNTHOLDER ROLLS THE

DISTRIBUTION OVER IN ACCORDANCE WITH APPLICABLE LAW INTO AN ELIGIBLE RETIREMENT PLAN OR IRA, RESPECTIVELY.

         OTHER SHAREHOLDERS. Shareholders who receive a liquidating distribution in redemption and cancellation of their Fund shares will be treated as having sold those shares for the amount of the distribution. A shareholder will recognize gain or loss on that sale measured by the difference between his, her, or its adjusted tax basis for the shares and the amount of the liquidating distribution. If the shares are held as capital assets, the gain or loss will be characterized as capital gain or loss. Capital gain or loss attributable to shares held for more than one year will constitute long-term capital gain (taxed at a maximum of 20%) or loss, while capital gain or loss attributable to shares held for one year or less will be short-term. Shareholders also should be aware that the Fund is required to withhold 31% of liquidating distributions payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number.

FAILURE TO APPROVE THE PLAN OF LIQUIDATION AND THE ARTICLES OF AMENDMENT

         If the Fund's shareholders do not approve the Plan and the related amendments to the Corporation's Articles of Incorporation, the Fund would continue to exist as a series of the Corporation in accordance with its stated investment objective and policies. Fund shareholders would continue to be subject to the Fund's high expense ratio, which would likely increase due to the reduction in the Fund's assets that has occurred since the announcement of the Fund's proposal to liquidate. The Board would then meet to consider what, if any, further steps to take in the interests of shareholders.

REQUIRED VOTE

         The approval of a Plan of Liquidation for the Fund requires approval by the simple majority of the Fund's outstanding shares.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
        A PLAN OF LIQUIDATION FOR THE FUND AND THE RELATED AMENDMENTS TO
                  THE CORPORATION'S ARTICLES OF INCORPORATION


                              SHAREHOLDER PROPOSALS

         The Fund is not required to, and does not, hold annual meetings of shareholders, except as required by the 1940 Act. When annual or special meetings are held by the Fund, shareholder proposals which are intended for inclusion in the proxy materials for the meeting must be received by the Fund within a reasonable period of time before the solicitation is made. Any shareholder who wishes to submit proposals to be considered at a future meeting of shareholders should send such proposals to the Secretary of the Corporation at 100 Light Street, Baltimore, Maryland 21202. Timely submission of a proposal does not guarantee its inclusion.

                                 OTHER BUSINESS

         The Fund and LMFA know of no business to be presented at the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                         By order of the Board of Directors,



                                         PATRICIA A. MAXEY
                                         SECRETARY

September 5, 2000



       -----------------------------------------------------------------
        It is important that you execute and return your proxy promptly.
       -----------------------------------------------------------------

                                                                      EXHIBIT A


                         LEGG MASON MARKET NEUTRAL TRUST
               (a series of Legg Mason Light Street Trust, Inc.)

                               PLAN OF LIQUIDATION

      This Plan of Liquidation ("Plan") is made by Legg Mason Light Street Trust, Inc. ("Corporation"), a corporation organized and existing under the laws of the State of Maryland, with respect to Legg Mason Market Neutral Trust ("Fund"), a separate series of the Corporation. The Corporation is an investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). This Plan is intended to effect the complete liquidation of the Fund and the redemption and cancellation of all of the outstanding shares thereof ("Shares"), in conformity with applicable provisions of Maryland law and the Corporation's Articles of Incorporation and By-Laws.

      WHEREAS, due to the small size of the Fund, its high expense ratio absent fee waivers and expense reimbursements, the investment adviser's unwillingness to maintain indefinitely the Fund's expenses at current levels, and the relative lack of investor interest in the Fund, the Corporation's Board of Directors ("Board"), has determined that it is in the best interests of the Fund and its shareholders to liquidate the Fund and to redeem and cancel the Shares; and

      WHEREAS, at a meeting of the Board on August 9 and 10, 2000, the Board considered and adopted this Plan for the purpose of liquidating the Fund and directed that this Plan be submitted to shareholders of the Fund for approval in accordance with applicable provisions of Maryland law and the Corporation's Articles of Incorporation and By-Laws.

      NOW THEREFORE, the liquidation of the Fund shall be carried out in the manner hereinafter set forth:

      1. EFFECTIVE DATE OF PLAN. This Plan shall become effective upon its adoption and approval, at a meeting of shareholders called for the purpose of voting thereon, by the affirmative vote of a majority of the Fund's Shares. The date of such adoption and approval is hereinafter called the "Effective Date."

      2. CESSATION OF BUSINESS. As of the "close of business" (I.E., the close of regular trading on the New York Stock Exchange) on the date on which the Fund makes the mailing described in Section 6 below ("Liquidation Date"), the Fund shall cease its business as an investment company and shall not thereafter engage in any business activities except for the purposes of winding up its business and affairs.

      3. RESTRICTION OF TRANSFER AND REDEMPTION OF SHARES. The proportionate interests of shareholders in the assets of the Fund shall be fixed on the basis of their respective shareholdings at the close of business on the Liquidation Date. On such date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because this Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the shareholders' respective interests in the Fund's assets shall not be transferable or redeemable.

      4. LIQUIDATION OF ASSETS. As soon as is reasonable and practicable after after the Effective Date, all portfolio securities and any other assets of the Fund shall be converted to cash and cash equivalents.

      5. PAYMENT OF DEBTS. As soon as is reasonable and practicable after the Effective Date, the Fund shall determine and pay, or set aside in cash equivalents, the amount of all its known or reasonably ascertainable liabilities incurred or expected to be incurred prior to the Liquidation Date, subject to
Section 7 below.

      6. LIQUIDATING DISTRIBUTION. As soon as possible after the Effective Date, but in no event later than 30 days thereafter, the Fund shall deliver the following to each shareholder by mail or other means, in complete redemption and cancellation of the Shares held by such shareholder: (a) a liquidating distribution equal to the shareholder's proportionate interest in the net assets of the Fund as of the close of business on the Liquidation Date and (b) information concerning the sources of the liquidating distribution (I.E., the portions that represent net income, capital gains, and return of capital).

      7.  MANAGEMENT  AND  EXPENSES OF THE FUND  SUBSEQUENT  TO THE  LIQUIDATING
DISTRIBUTION. The Fund's investment adviser, Legg Mason Fund Adviser, Inc. ("LMFA"), shall bear all expenses incurred in connection with carrying out this Plan, including all printing, legal, and accounting fees and the expenses of any reports to or meetings of shareholders. Any expenses and liabilities otherwise attributable to the Fund subsequent to the mailing of the liquidating distribution also will be borne by LMFA.

      8. POWER OF BOARD OF DIRECTORS. The Board and, subject to its approval, the Corporation's officers shall have authority to do or authorize any and all acts and things provided for in this Plan and any and all further acts and things they may consider necessary or desirable to carry out the purposes of this Plan, including the execution and filing of all certificates, documents, information returns, tax returns, and other papers that may be necessary or appropriate to implement this Plan or that may be required by the provisions of the 1940 Act or any other applicable laws. In addition, the Board has the power to abandon the Plan and/or the amendments to the Corporation's Articles of Incorporation if doing so would be in the best interest of Fund shareholders. The death, resignation, or disability of any Director or any officer of the Corporation, or their replacements, shall not impair the authority of the surviving or remaining Directors or officers to exercise any of the powers provided for in this Plan.

      9. AMENDMENT OF PLAN. The Board shall have the authority to authorize variations from or amendments to this Plan necessary or appropriate to effect the marshalling of Fund assets, the complete liquidation and termination of the Fund's existence, and the distribution of the Fund's net assets to shareholders in redemption and cancellation of the Shares, in accordance with the laws of the State of Maryland and the purposes to be accomplished by this Plan.

      10. FILINGS WITH THE STATE OF MARYLAND. In connection with this Plan and in furtherance thereof, the Articles of Incorporation of the Corporation currently in effect will be amended substantially as set forth in the Articles of Amendment attached hereto as Appendix I ("Articles of Amendment") to provide for, among other things, the liquidation of the assets of the Fund, the distribution of the proceeds therefrom to its shareholders, and the cancellation of the Shares. The adoption and approval of this Plan by the shareholders of the Fund, by the affirmative vote of a majority of the Shares, shall constitute their adoption and approval of the Articles of Amendment. The shareholder-approved Articles of Amendment shall be filed with the State Department of Assessments and Taxation of Maryland on, or as expeditiously as possible after, the Effective Date.

                                    LEGG MASON LIGHT STREET TRUST, INC.
                                    (on behalf of Legg Mason Market Neutral
                                     Trust)


Date: ________________              By: ___________________________________
                                        Name:
                                        Title:


                                    ACCEPTED (with respect to Section 7):

                                    Legg Mason Fund Adviser, Inc.

Date: ________________              By:___________________________________
                                        Name:
                                        Title:

                                                                      APPENDIX I

                       LEGG MASON LIGHT STREET TRUST, INC.

                              ARTICLES OF AMENDMENT

      LEGG MASON LIGHT STREET TRUST, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940, as amended, and having its principal office in the City of Baltimore in the State of Maryland (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland (the "Department") that:

      FIRST: In connection with and in furtherance of a plan of liquidation of Legg Mason Market Neutral Trust, a separate series of stock of the Corporation (the "Liquidating Series"), the Corporation hereby amends its Articles of Incorporation as currently in effect (the "Articles of Incorporation") to include the following:

     A.  As of the Effective Date (as hereinafter defined):

            (i) each unissued share of the Liquidating Series of the Corporation, par value $0.001 per share, is hereby reclassified into, and shall become, one unissued, unclassified share of capital stock of the Corporation; and

            (ii) the Corporation shall proceed to sell and liquidate all assets assets belonging to the Liquidating Series and to pay from the proceeds thereof all liabilities belonging to such Liquidating Series. After payment of the liabilities belonging to the Liquidating Series, the remaining proceeds from the sale and liquidation of the assets belonging to the Liquidating Series shall be distributed as a liquidating distribution, as soon as practicable following the Effective Date, but in any event within thirty days thereafter, among the holders of the shares of the Liquidating Series. The date that the liquidating distribution is paid shall be the "Liquidation Date." Holders of the shares of the Liquidating Series shall receive a liquidating distribution in proportion to the number of such shares held by them and recorded on the books of the Corporation as of the close of business on the Liquidation Date.

     B. Upon payment by the Corporation of the liquidating distribution on the Liquidation Date to the holders of shares of the Liquidating Series, each issued and outstanding share of the Liquidating Series shall be cancelled and shall cease to be issued and outstanding, and each such cancelled share shall be reclassified into, and shall become, one unissued, unclassified share of capital stock of the Corporation.

     C. Upon cancellation of the issued and outstanding shares of the Liquidating Series, and the reclassification of such cancelled shares and all unissued shares of such Liquidating Series to unissued, unclassified shares of capital stock of the Corporation, the provisions of the Articles of Incorporation designating and classifying shares of stock of the

     Corporation into shares of the Liquidating Series, establishing and describing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of shares of the Liquidating Series and the description, and terms and conditions, of various classes of shares of the Liquidating Series, shall be deleted from the Articles of Incorporation of the Corporation. Such deletions from the Articles of Incorporation of the Corporation shall include only provisions of the Articles of Incorporation as they relate to shares of the Liquidating Series, and to the extent which any provisions of the Articles of Incorporation of the Corporation relate both to shares of the Liquidating Series and one or more other series of stock of the Corporation, such provisions shall remain in the Articles of Incorporation but shall be deemed to apply only to such one or more other series of stock of the Corporation.

      SECOND: The amendments to the Articles of Incorporation of the Corporation herein set forth were duly advised by the Board of Directors of the Corporation and approved by the shareholders entitled to vote thereon, as required by the Articles of Incorporation and By-Laws of the Corporation and applicable law.

      THIRD: The amendments set forth herein do not increase the authorized capital stock of the Corporation.

      FOURTH: The amendments set forth herein shall become effective as of the close of business on the date (the "Effective Date") which is the later of: (i) ________________, 2000; and (ii) the date on which these Articles of Amendment, having been duly advised, approved, signed, acknowledged and sealed by the Corporation as required by the laws of the State of Maryland, and not having been abandoned prior to the Liquidation Date by majority vote of the entire Board of Directors of the Corporation, are filed for record with the Department.

         IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed in its name and on its behalf by its undersigned [President] and witnessed or attested to by its undersigned [Secretary] as of the ____ day of ________________, 2000 and its undersigned [President]
acknowledges that these Articles of Amendment are the act and deed of the Corporation and, under penalties of perjury, that the matters and facts set forth herein are true in all material respects to the best of his knowledge, information and belief.

                                    LEGG MASON LIGHT STREET TRUST, INC.


                                    By:  ___________________________________
                                         Name:
                                         Title:

                                    ATTEST:

                                    By:  _______________________________
                                         Name:
                                         Title:

PROXY                                                       PROXY

                         LEGG MASON MARKET NEUTRAL TRUST
               (A SERIES OF LEGG MASON LIGHT STREET TRUST, INC.)

              SPECIAL MEETING OF SHAREHOLDERS--SEPTEMBER 29, 2000

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LEGG MASON MARKET NEUTRAL TRUST ("FUND"), A SERIES OF LEGG MASON LIGHT STREET TRUST, INC. ("CORPORATION"). The undersigned hereby appoints as proxies Marc R. Duffy and Philip E. Sachs and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned in the Fund at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE SOLE PROPOSAL RELATING TO THE FUND.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy on the reverse side and return it promptly in the enclosed envelope. To vote by facsimile, please send your signed and dated proxy card to (410) 454-3130. If you vote by facsimile, there is no need to return your proxy card by mail.

PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW.

PROPOSAL:   To consider and vote on a Plan of Liquidation for the Fund and related amendments to the Corporation's Articles of Incorporation.

      |_|  FOR                |_|  AGAINST                  |_|  ABSTAIN


             PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

                             YOUR VOTE IS IMPORTANT.

PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                              This proxy will not be valid unless it is dated and signed exactly as instructed below.

                              If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."

                              --------------------------------------------------
                              Signature

                              --------------------------------------------------
                              Signature (if held jointly)


                                                                          , 2000
                              --------------------------------------------
                              Date

           PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD.

Kirkpatrick & Lockhart LLP                      1800 Massachusetts Avenue, NW
                                                Second Floor
                                                Washington, DC 20036-1800
                                                202.778-9000
                                                www.kl.com

                                                Rachael M. Zufall
                                                202.778.9046
                                                Fax:  202.778-9100
                                                rzufall@kl.com

                                 August 30, 2000

VIA EDGAR
---------

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

      Re:   Legg Mason Light Street Trust, Inc.
            File Nos. 333-61525
                      811-08943
            Definitive Proxy Statement
            --------------------------

Dear Sir or Madam:

      On behalf of Legg Mason Market Neutral Trust (the "Fund"), a series of Legg Mason Light Street Trust, Inc. ("Corporation"), transmitted herewith for filing pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, is the Definitive Proxy Statement to be used in connection with the special meeting of the shareholders of the Fund to be held on September 29, 2000 (the "Meeting"). The Definitive Proxy Statement consists of a notice of meeting, the proxy statement and form of proxy. The Definitive Proxy Statement will be mailed to the Fund's shareholders on or about September 5, 2000.

      The Meeting will be held to consider the following items of business:

      1. To consider and vote on a Plan of Liquidation for the Fund and related amendments to the Corporation's Articles of Incorporation; and

      2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      If you have any questions or comments regarding the foregoing, please contact the undersigned at (202)778-9471.

                                   Sincerely,

                                   /s/ Rachael M. Zufall
                                   ---------------------

                                   Rachael M. Zufall

Enclosures